Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 20th day of December, 2007, by and among ASHTON WOODS USA L.L.C. (the “Borrower”), the LENDERS party hereto, WACHOVIA BANK, NATIONAL ASSOCIATION, as agent (the “Agent”), and the GUARANTORS party hereto.

R E C I T A L S:

The Borrower, the Agent and the Lenders have entered into a certain First Amended and Restated Credit Agreement dated as of December 16, 2005 (as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of January 11, 2007 and that certain Second Amendment to First Amended and Restated Credit Agreement dated as of June 15, 2007, the “Credit Agreement”).  Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Guarantors consist of Owner Guarantors that have executed or otherwise become a party to the Owner Guaranty Agreement and Subsidiary Guarantors that have executed or otherwise become a party to the Subsidiary Guaranty Agreement.

The Borrower and the Guarantors have requested the Agent and the Lenders to amend the Credit Agreement to modify the provisions related to the Interest Coverage Ratio and to make other such changes as the parties hereunder deem appropriate upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent, the Lenders and the Guarantors, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendment.  The Credit Agreement is hereby amended as follows:

2.1   Section 1.1 of the Credit Agreement is hereby amended by deleting the language in clause (i) in the definition of “Borrowing Base” and inserting “Intentionally Omitted” in lieu thereof.

2.2   Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

““Adjusted Cash Flow from Operations” means, for any period of four consecutive fiscal quarters of the Borrower, the sum of (a) the cash generated by (or used in) operating activities, as calculated on the quarterly financial statements for the Borrower, on a consolidated basis for such period, as determined in accordance with GAAP, such amount being reflected in the line item designated “Net Cash (used in) provided by operating activities” on the Borrower’s quarterly financial statements, plus (b) Interest Expense.”

““Borrowing Base Availability” means, on any date, the excess (if any) of the Borrowing Base as most recently determined in accordance with this Agreement over the amount of Borrowing Base Indebtedness on such date.”

““Unrestricted Cash” of a Person means the cash and Cash Equivalents of such Person that would not be identified as “restricted” on a balance sheet of such Person prepared in accordance with GAAP.”

2.3   Section 2.5(b) of the Credit Agreement is hereby amended by deleting Section 2.5(b) in its entirety and inserting the following in lieu thereof:

“(b)            (i) The Applicable Unused Fee Rate shall be determined by reference to the Leverage Ratio in accordance with the following table and the provisions of this Section 2.5(b) and (ii) the Applicable LIBOR Margin for LIBOR Rate Loans, the Applicable Facility L/C Rate, and the Applicable ABR Margin for ABR Loans shall be determined as the sum of (A) the applicable percentage in the row titled “Unadjusted Rate” in the first table below determined by reference to the Leverage Ratio plus (B) the applicable percentage in the row titled “Pricing Premium” in the second table below determined by reference to the Interest Coverage Ratio:

	Level I	Level II	Level III
Leverage Ratio	Less than or equal to 1.00 to 1.00	Greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00	Greater than 1.50 to 1.00
Unadjusted Rate	1.875	2.125%	2.375%
Applicable Unused Fee Rate	0.20%	0.20%	0.25%

Interest Coverage	Greater than or equal to 2.00 to 1.00	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00	Greater than or equal to .50 to 1.00 but less than 1.00 to 1.00	Less than .50 to 1.00
Pricing Premium	.00%	.25%	.375%	.50%	.625%
Maximum Leverage Ratio[1]	2.00 to 1.00	1.75 to 1.00	1.50 to 1.00	1.25 to 1.00	1.00 to 1.00

2.4   Section 6.10 of the Credit Agreement is hereby amended by deleting such section  and inserting the following in lieu thereof:

“6.10                       Maintenance of Tangible Net Worth.  Maintain at all times Tangible Net Worth in amounts at all times equal to or exceeding (i) $110,000,000, plus (ii) fifty percent (50%) of the Consolidated Earnings for each quarter after November 30, 2007 (excluding any quarter in which Consolidated Earnings are less than zero (0)), plus (iii) fifty percent (50%) of the net proceeds or other consideration received by Borrower for any capital stock issued or other equity interests sold after November 30, 2007.”

2.5   Section 6.11 of the Credit Agreement is hereby amended by deleting such section  and inserting the following in lieu thereof:

“6.11                       Maintenance of Leverage Ratio.  Maintain a Leverage Ratio not in excess of

(a) 2.00 to 1.00 (as determined on the last day of each fiscal quarter) for any fiscal quarter that the Interest Coverage Ratio is greater than or equal to 2.00 to 1.00,

(b) 1.75 to 1.00 (as determined on the last day of each fiscal quarter) for any fiscal quarter that the Interest Coverage Ratio is greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00,

(c) 1.50 to 1.00 (as determined on the last day of each fiscal quarter) for any fiscal quarter that the Interest Coverage Ratio is greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00,

(d) 1.25 to 1.00 (as determined on the last day of each fiscal quarter) for any fiscal quarter that the Interest Coverage Ratio is greater than or equal to 0.50 to 1.00 but less than 1.00 to 1.00, and

1 The information set forth in this row is for descriptive purposes only related to the maximum Leverage Ratio set forth in Section 6.11 related to the applicable Interest Coverage Ratio, and is not intended to be used to determine the Applicable Margins.

(e) 1.00 to 1.00 (as determined on the last day of each fiscal quarter) for any fiscal quarter that the Interest Coverage Ratio is less than 0.50 to 1.00.

2.6   Section 6.12 of the Credit Agreement is hereby amended by deleting such section and inserting the following in lieu thereof:

“6.12                       Maintenance of Interest Coverage Ratio.  Maintain an Interest Coverage Ratio of not less than 2.00 to 1.00 (as determined in each case in this Section 6.12 on the last day of each fiscal quarter for the four fiscal quarter period ending on the last day of such fiscal quarter); provided that, notwithstanding the foregoing, the Interest Coverage Ratio may be less than 2.00 to 1.00 for any fiscal quarter ending on or before the Maturity Date so long as (i) the number of fiscal quarters in which the Interest Coverage Ratio is less than 1.50 to 1.00 does not exceed in the aggregate eight fiscal quarters ending after November 30, 2007, and (ii) the number of fiscal quarters in which the Interest Coverage Ratio is less than 0.50 to 1.00 does not exceed in the aggregate four fiscal quarters ending after November 30, 2007.”

2.7   Article 6 of the Credit Agreement is hereby amended by adding the following new Section 6.15:

Section 6.15 Minimum Liquidity.  If as of the last day of the fiscal quarter most recently ended (a) the Interest Coverage Ratio is less than 1.50 to 1.00 and (b) the ratio of (1) Adjusted Cash Flow From Operations for the last four quarters then ended to (2) Interest Expense is less than 1.50 to 1.00, on and after such day, the Borrower shall maintain Unrestricted Cash, together with any Borrowing Base Availability, in an amount of not less than $43,000,000.

2.8   Section 7.8 of the Credit Agreement is hereby amended by deleting such section and inserting the following in lieu thereof:

“7.8            Limitation on Payment of Subordinated Indebtedness.  Pay, repay, purchase or defease any Subordinated Indebtedness, directly or indirectly, in cash or in other property, or by set-off or in any other manner, unless and until all Obligations have been paid in full and all Commitments have been terminated.  Notwithstanding the foregoing, Borrower or any Subsidiary may (a) make scheduled payments of interest on the Subordinated Indebtedness, (b) repay Subordinated Indebtedness upon its scheduled maturity, and (c) so long as (i) the Leverage Ratio for the last reporting period is less than 1.25 to 1.00 after giving effect to the redemption or purchase of Subordinated Indebtedness contemplated in this clause (c) as if such redemption or purchase occurred in such last reporting period and (ii) the Interest Coverage Ratio for the last reporting period is greater than 2.00 to 1.00 after giving effect to the redemption or purchase of Subordinated Indebtedness contemplated in this clause (c) as if such redemption or purchase occurred in such last reporting period, (y) redeem Subordinated Indebtedness pursuant to provisions of such Subordinated Indebtedness allowing redemption at the option of the Borrower with the proceeds of any equity offering or after such Subordinated Indebtedness has been outstanding for the defined period set forth in such Subordinated Indebtedness, or (z) purchase Subordinated Indebtedness by issuer tender offer or open market purchase, so long as, with respect to clauses (a), (b) or (c) above, no Default or Event of Default has occurred and is continuing or would occur as a result of making such payment, redemption, purchase or repayment, as the case may be.”

SECTION 3. Reduction of Aggregate Commitment.  The Borrower has requested a reduction of the amount of the Aggregate Commitment to $250,000,000 outstanding as of the date hereof and such reduction shall be allocated to each Lender’s Commitment ratably in accordance with its Ratable Share.  The Borrower represents, warrants and certifies that this reduction in the Aggregate Commitment is in accordance with Section 2.6 of the Credit Agreement.

SECTION 4. Conditions to Effectiveness.  The effectiveness of this Amendment  and the obligations of the Lenders hereunder are subject to the following conditions, and upon satisfaction of the following conditions, this Amendment shall be effective as of the day and year first above written:

(a) receipt by the Agent of a duly executed counterpart of this Amendment signed by the Borrower, the Guarantors, and the Required Lenders;

(b) receipt by the Agent, for the account of all Lenders signing this Amendment, a fee of 0.20% of the amount of each such Lender’s Commitment;

(c) receipt by the Agent from the Borrower of any and all other fees and expenses to be paid by the Borrower to the Agent and the Lenders in connection with this Amendment; and

(d) the fact that the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement and in Section 6 of this Amendment shall be true in all material respects on and as of the date hereof.

SECTION 5. No Other Amendment.  Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment is not intended to effect, nor shall it be construed as, a novation.  The Credit Agreement and this Amendment shall be construed together as a single agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended.  The Lenders and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations.  The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended.  The Credit Agreement, as so amended, is hereby ratified and affirmed.  The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

SECTION 6. Representations and Warranties.  The Borrower hereby represents and warrants to each of the Lenders as follows:

(a) No Default under the Credit Agreement has occurred and is continuing on the date hereof.

(b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

(c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against it in accordance with its terms, subject to the effect, if any, of bankruptcy, insolvency, reorganization, arrangement or other similar laws relating to or affecting the rights of creditors generally and the limitations, if any, imposed by the general principles of equity and public policy.

(d) The execution and delivery of this Amendment and the performance of the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws or other applicable organizational documents of the Borrower, or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower or Guarantors are or may become bound.

SECTION 7. Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  Transmission by telecopy, facsimile, email or other form of electronic transmission of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

SECTION 8. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina.

SECTION 9. Consent by Guarantors.  The Guarantors consent to the foregoing amendments.  Each Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty Agreement to which it is a party, said Guaranty Agreement being hereby ratified and affirmed.  Each Guarantor hereby expressly agrees that the Guaranty Agreement to which it is a party is in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

BORROWER:

ASHTON WOODS USA L.L.C.,
a Nevada limited liability company

By: ___________________________________
Name: Robert Salomon
Title: Chief Financial Officer, Treasurer and
Secretary

Signature Page of
Third Amendment to First Amended and Restated Credit Agreement

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Agent and a Lender

By: ______________________________________
Name: ___________________________________
Title: ___________________________________

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Third Amendment to First Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By: ______________________________________
Name: ___________________________________
Title: ___________________________________

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Third Amendment to First Amended and Restated Credit Agreement

CITIBANK, N.A. (successor by merger to Citibank
Texas, N.A.), as a Lender

By: ______________________________________
Name: ___________________________________
Title: ___________________________________

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Third Amendment to First Amended and Restated Credit Agreement

REGIONS BANK (successor by merger to
AmSouth Bank), as a Lender

By: ______________________________________
Name: ___________________________________
Title: ___________________________________

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Third Amendment to First Amended and Restated Credit Agreement

GUARANTY BANK, as a Lender

By: ______________________________________
Name: ___________________________________
Title: ___________________________________

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Third Amendment to First Amended and Restated Credit Agreement

COMERICA BANK, as a Lender

By: ______________________________________
Name: ___________________________________
Title: ___________________________________

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Third Amendment to First Amended and Restated Credit Agreement

KEY BANK, as a Lender

By: ______________________________________
Name: ___________________________________
Title: ___________________________________

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Third Amendment to First Amended and Restated Credit Agreement

NATIONAL CITY BANK, as a Lender

By: ______________________________________
Name: ___________________________________
Title: ___________________________________

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Third Amendment to First Amended and Restated Credit Agreement

OWNER GUARANTORS:

ELLY NEVADA, INC., a Nevada corporation

By: ______________________________________
Name: Harry Rosenbaum
Title: Vice President and Secretary

NORMAN NEVADA, INC., a Nevada corporation

By: ______________________________________
Name: Harry Rosenbaum
Title: Vice President and Secretary

LARRY NEVADA, INC., a Nevada corporation

By: ______________________________________
Name: Harry Rosenbaum
Title: Vice President and Secretary

BRUCE NEVADA, INC., a Nevada corporation

By: ______________________________________
Name: Harry Rosenbaum
Title: Vice President and Secretary

HARRY NEVADA, INC., a Nevada corporation

By: ______________________________________
Name: Harry Rosenbaum
Title: President and Secretary

SEYMOUR NEVADA, INC., a Nevada corporation

By: ______________________________________
Name: Harry Rosenbaum
Title: Vice President and Secretary

LITTLE SHOTS NEVADA L.L.C., a Nevada
limited liability company

By: ______________________________________
Name: Harry Rosenbaum
Title: Manager

Signature Page of
Third Amendment to First Amended and Restated Credit Agreement

SUBSIDIARY GUARANTORS

ASHTON ATLANTA RESIDENTIAL, L.L.C.,
a Georgia limited liability company

By: ______________________________________
Name: Robert Salomon
Title: Manager

ASHTON DALLAS RESIDENTIAL L.L.C.,
a Texas limited liability company

By: ______________________________________
Name: Robert Salomon
Title: Manager

ASHTON HOUSTON RESIDENTIAL L.L.C.,
a Texas limited liability company

By: ______________________________________
Name: Robert Salomon
Title: Manager

ASHTON WOODS ARIZONA L.L.C.,
a Nevada limited liability company

By: ______________________________________
Name: Robert Salomon
Title: Manager

ASHTON ORLANDO RESIDENTIAL L.L.C.,
a Nevada limited liability company

By: ______________________________________
Name: Robert Salomon
Title: Manager

Signature Page of
Third Amendment to First Amended and Restated Credit Agreement

ASHTON BURDEN, LLC,
a Florida limited liability company

By: ______________________________________
Name: Robert Salomon
Title: Manager

ASHTON TAMPA RESIDENTIAL LLC,
a Nevada limited liability company

By: ______________________________________
Name: Robert Salomon
Title: Manager

ASHTON DENVER RESIDENTIAL, LLC,
a Nevada limited liability company

By: ______________________________________
Name: Robert Salomon
Title: Manager

PINERY JOINT VENTURE, a Colorado joint venture

By: Ashton Woods USA L.L.C., a Nevada limited liability company, the member authorized to act on its behalf

By: ______________________________________
Name: Robert Salomon
Title: Manager

ASHTON WOODS FINANCE CO., a Delaware
corporation

By: ______________________________________
Name: Robert Salomon
Title: Chief Financial Officer, Treasurer and Secretary

Signature Page of
Third Amendment to First Amended and Restated Credit Agreement

ASHTON WOODS ORLANDO LIMITED
PARTNERSHIP, a Florida limited partnership

By: Ashton Woods Lakeside L.L.C., a Nevada limited liability company, its general partner

By: ______________________________________
Name: Robert Salomon
Title: Manager

ASHTON WOODS CORPORATE, LLC,
a Nevada limited liability company

By: ______________________________________
Name: Robert Salomon
Title: Manager

ASHTON WOODS TRANSPORTATION, LLC,
a Georgia limited liability company

By: ______________________________________
Name: Robert Salomon
Title: Manager

ASHTON WOODS CONSTRUCTION LLC,
an Arizona limited liability company

By: Ashton Woods Arizona L.L.C., a Nevada limited liability company

By: ______________________________________
Name: Robert Salomon
Title: Manager

Signature Page of
Third Amendment to First Amended and Restated Credit Agreement